ReliaStar Life Insurance Company of New York and its Separate Account NY-B

ING Rollover ChoiceSM – NY Variable Annuity

Supplement dated May 25, 2012 to the Contract Prospectus dated May 1, 2009, as amended

The following information amends certain information contained in your variable annuity Contract Prospectus dated
May 1, 2009. Please read it carefully and keep it with your current Contract Prospectus for future reference.

  This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066. The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Fidelity® VIP Contrafund® Portfolio.

1.	IMPORTANT INFORMATION REGARDING THE FIDELITY® VIP CONTRAFUND® PORTFOLIO

Effective July 23, 2012, the Fidelity® VIP Contrafund® Portfolio is closed to new investments.

2.	NOTICE OF AND IMPORTANT INFORMATION REGARDING A PROPOSED FUND SUBSTITUTION

ReliaStar Life Insurance Company of New York (the “Company”) and Separate Account NY-B (the “Variable
Account”) have filed an application with the Securities and Exchange Commission to permit the Fidelity® VIP
Contrafund® Portfolio (the “Replaced Fund”) to be replaced with the ING Large Cap Growth Portfolio (the
“Substitute Fund”).

The principal purposes of the substitution are as follows:
•	Implement Business Plan. The substitution is part of an overall business plan to make the Contract more efficient to administer and oversee and to offer funds through the Contract that meet certain performance, risk and pricing guidelines.
•	Reduced Costs and Greater Influence. The substitution will replace an unaffiliated fund with a fund that is advised and subadvised by affiliates of the Company. The Company believes that making available an affiliated fund that is managed by an affiliated investment adviser will lead to increased efficiencies and greater influence over the administrative aspects of the fund, thereby reducing costs.
•	Due Diligence. The substitution will allow the Company to respond to expense, performance and management matters that it has identified in its due diligence review of the funds available through the
Contract.

The following lists important information regarding the upcoming fund substitution:
•	Prior to the fund substitution you will receive another prospectus supplement which will indicate the substitution effective date, provide you with further details about the Substitute Fund and reiterate your rights related to the substitution. You will also receive a summary prospectus for the Substitute Fund.
•	Prior to the substitution effective date and for thirty days thereafter you may transfer amounts allocated to the subaccount that invests in the Replaced Fund to any other subaccount or to the fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).
•	On the substitution effective date your investment in the subaccount that invests in the Replaced Fund will automatically become an investment in the subaccount that invests in the Substitute Fund with an equal total net asset value. Your Contract value immediately before the substitution will equal your Contract value immediately after the substitution.

X.139695-12A	May 2012

•	Unless you provide us with alternative allocation instructions, after the substitution effective date all allocations directed to the subaccount that invested in the Replaced Fund will be automatically allocated to the subaccount that invests in the Substitute Fund. You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

Customer Service Center
P.O. Box 9271
Des Moines, Iowa 50306-9271

1-800-366-0066

•	The overall expenses of the Substitute Fund are less than the overall expenses of the Replaced Fund. The fees and expenses of the Substitute Fund will be provided to you prior to the substitution effective date.
•	The investment objective and policies of the Substitute Fund are similar to the investment objective and policies of the Replaced Fund. The investment objective of the Substitute Fund along with information about the Substitute Fund's investment adviser/subadviser will be provided to you prior to the substitution effective date.
•	After the substitution effective date, the Replaced Fund will no longer be available through the Contract and there will be no further disclosure regarding it in any future Contract prospectus or supplements to the
Contract prospectus.
•	You will not incur any fees or charges or any tax liability because of the substitution.

X.139695-12A May 2012